                                                                   Exhibit 10.18

                           WARRANT PURCHASE AGREEMENT



                                 by and between


                            CABOT INDUSTRIAL TRUST,

                             a Maryland real estate
                                investment trust

                                      and

                           INDUSTRIAL VENTURES, L.P.

                         a Delaware Limited Partnership



                               September 5, 2000

                          WARRANT PURCHASE AGREEMENT

      THIS WARRANT AGREEMENT (the "AGREEMENT") is made as of September 5, 2000, by and between CABOT INDUSTRIAL TRUST, a Maryland real estate investment trust (the "COMPANY") and INDUSTRIAL VENTURES, L.P., a Delaware limited partnership (the "PURCHASER").

                                    RECITALS

      WHEREAS, Purchaser and Cabot Ventures LLC, a subsidiary of Cabot Industrial Properties, L.P. (the "Operating Partnership") and an affiliate of the Company, have entered into that certain transaction for a certain joint venture to acquire and develop industrial facilities, of even date herewith (the "JOINT VENTURE AGREEMENT"); and

      WHEREAS, as an inducement to have the Purchaser enter into the Joint Venture Agreement, the Operating Partnership, for agreed upon consideration, has caused the Company to issue to the Purchaser, and the Purchaser wishes to accept from the Company, a warrant to purchase seven hundred fifty thousand (750,000) common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Company in the form attached hereto as EXHIBIT A, with terms and conditions as set forth therein (the "WARRANT"); and

      WHEREAS, the Company and the Purchaser desire to make certain representations and warranties in connection with the transactions contemplated hereby.

      NOW, THEREFORE, in consideration of the foregoing premises, the representations and warranties, covenants and other agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

      1.    ISSUANCE OF THE WARRANT.

      1.1. ISSUANCE. On the Warrant Closing (as defined in SECTION 1.2 hereof), upon the terms and subject to the conditions of this Agreement, the Company agrees to issue to the Purchaser, and the Purchaser agrees to accept from the Company, the Warrant in connection with the execution of the Joint Venture Agreement by the Company's affiliate.

      1.2. CLOSING. The closing of the transactions contemplated hereby pursuant to the terms and provisions hereof (the "WARRANT CLOSING") shall take place simultaneously with the execution of the Joint Venture Agreement at such place as the parties may agree unless another place or time is agreed to in writing by the Company and the Purchaser. The date upon which the Warrant Closing occurs shall be referred to herein as the "CLOSING DATE."

      1.3.  CLOSING DELIVERIES.

            (a) PURCHASER. At the Warrant Closing, on the terms and subject to the conditions set forth herein and in reliance on the representations and warranties, covenants and other agreements set forth herein, the Purchaser shall deliver, or cause to be delivered, to the Company such agreements, instruments, certificates and other documents as may be necessary or reasonably appropriate to effectuate completely the transactions contemplated hereby.

            (b) COMPANY. At the Warrant Closing, on the terms and subject to the conditions set forth herein and in reliance on the representations and warranties, covenants and other agreements set forth herein, the Company shall deliver, or cause to be delivered, to the Purchaser each of the following: a certified copy of the Company's current Declaration of Trust as filed with the Secretary of State of Maryland and a Certificate of Existence for the Company from the Secretary of State of Maryland; the executed Warrant; an opinion of counsel with respect to such matters reasonably requested by Purchaser and in form attached as Exhibit __ to the Joint Venture Agreement; and such other agreements, instruments, certificates and other documents as may be necessary or reasonably appropriate to effectuate completely the transactions contemplated hereby.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

      2.1. ORGANIZATION, STANDING AND POWER. The Company is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the trust power to carry on its business as now, heretofore and proposed to be conducted and has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for the conduct of its business. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a material adverse effect on the Company or the ability of the Company to consummate the transactions contemplated hereby (a "MATERIAL ADVERSE EFFECT"). The Company has made available a true and correct copy of the Declaration of Trust and Bylaws of the Company, as amended to date, to counsel for the Purchaser. The Company is in compliance with its Declaration of Trust and Bylaws, and is in compliance with all applicable provisions of law, where the failure to comply could reasonably be expected to have a Material Adverse Effect.

      2.2. AUTHORITY. The Company has all requisite trust power and authority to enter into this Agreement and, upon the Warrant Closing, the Warrant and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and, upon the Warrant Closing, the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary trust action on the part of the Company, and no further action is required on the part of the Company to authorize the Agreement, the Warrant and the transactions contemplated hereby and thereby. This Agreement and the Warrant have been duly executed and delivered by the Company and constitutes or, in the case of the Warrant, when executed will constitute, a valid and binding obligation of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery by the Company of this Agreement and, upon the Warrant Closing, the Warrant do not, and the performance and consummation of the transactions contemplated hereby and thereby will not violate or conflict with: (i) any provisions of its Declaration of Trust or Bylaws, as amended; (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company is subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, other than as would, with respect to clause (ii), not have a Material Adverse Effect. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any governmental body, agency, authority or any other party is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the Warrant or the consummation of the transactions contemplated hereby or thereby, except those which have been fully obtained, made or complied with or which would not have a Material Adverse Effect.

      2.3. AUTHORIZED AND OUTSTANDING SHARES OF BENEFICIAL INTEREST. After giving effect to the Warrant Closing and the consummation of the transactions contemplated by the Joint Venture Agreement, the authorized shares of beneficial interest of the Company consists of 140,900,000 Common Shares, 1,000,000 Series A junior participating preferred shares of beneficial interest, $0.01 par value per share (the "Series A Preferred Shares"), 1,300,000 Series B cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series B Preferred Shares"), 2,600,000 Series C cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series C Preferred Shares"), 200,000 Series D cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series D Preferred Shares"), 200,000 Series E cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series E Preferred Shares"), 1,800,000 Series F cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series F Preferred Shares"), 600,000 Series G cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series G Preferred Shares"), 1,400,000 Series H cumulative redeemable preferred shares of beneficial interest, $0.01 par value per share (the "Series H Preferred Shares") of which 40,619,833 Common Shares and no Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are issued and outstanding.

      2.4. ISSUANCE OF WARRANT. Upon delivery to Purchaser of certificates representing the Warrant, the Warrant will have been duly authorized and be validly issued, fully paid, non-assessable, subject to no pre-emptive rights, and free and clear of all pledges, liens or encumbrances. At all times following the Warrant Closing during which the Warrant is outstanding and exercisable, the Company will reserve and keep available out of its authorized Common Shares, solely for the issuance and delivery upon exercise of the Warrant, at least the number of Common Shares issuable upon exercise of all of the outstanding Warrants. The Common Shares that are issued upon exercise of the Warrant will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully paid, non-assessable, subject to no pre-emptive rights, and free and clear of any pledges, liens or encumbrances.

      2.5. SECURITIES LAWS. Assuming the accuracy of Purchaser's representations pursuant to Section 3 of this Agreement and Purchaser's compliance with its obligations under this Agreement and the Warrant, the offer, issuance, sale and delivery of the Warrant, as provided in this Agreement, and the offer, issuance, sale and delivery of the Common Shares purchasable under the Warrant upon the exercise thereof, are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws.

      2.6. SEC REPORTS. The Company has timely filed each report and proxy statement which was required to be filed with the Securities and Exchange Commission (the "COMMISSION") since January 1, 2000, (collectively, the "COMPANY SEC REPORTS"), all of which, as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. None of such Company SEC Reports, as of the respective dates they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements of Company (including any related notes and schedules) included (incorporated by reference) in its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, fairly present, in conformity with Generally Accepted Accounting Principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Company and its subsidiaries as of the date thereof and the consolidated results of their operations and their cash flows for the periods there ended.

      2.7. MATERIAL CHANGES. Except as may be described in the Company's reports filed with the Commission, none of the Company or any of its subsidiaries has sustained, since January 1, 2000, any material loss or interference with its business from fire, exposure, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree and there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company or any of its subsidiaries or (ii) any material adverse change or development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company or its subsidiaries.

      3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company that:

      3.1. ORGANIZATION AND STANDING. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

      3.2. AUTHORITY. The Purchaser has all requisite partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with the terms hereof, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency, creditors rights and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

      3.3. NO CONFLICTS. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, will not violate or conflict with: (A) any provision of the organizational documents of the Purchaser, or (B) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations, modifications, accelerations or losses which would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby, or (ii) any order, injunction, judgment, ruling, law or regulation of any governmental authority applicable to the Purchaser or any of its properties or assets. No consent, waiver approval, order or authorization of, or registration, declaration or filing with, any governmental body, agency, authority or any other party including, without limitation, a party to any agreement with the Purchaser, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of the transactions contemplated hereby, except for: (x) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state and federal securities and antitrust laws, and (y) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

      3.4. BROKERS' AND FINDERS' FEES. The Purchaser has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, or the consummation of the transactions contemplated hereby.

      3.5. PURCHASE ENTIRELY FOR OWN ACCOUNT. The Warrant and the Common Shares issued upon exercise of the Warrant will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale, distribution or offering of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant or any Common Shares issued upon exercise of the Warrant.

      3.6. ACCREDITED INVESTOR; INVESTMENT EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the securities, it is able to bear the economic consequences thereof, and it qualifies as an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser or its representatives is experienced in evaluating and investing in securities of publicly traded companies and acknowledges that it can bear the economic risk of its investment. Purchaser is a "U.S. Person" as that term is defined in the Internal Revenue Code of 1986, as amended, and has not been formed for the specific purpose of acquiring the Securities.

      3.7. RESTRICTED SECURITIES; RESTRICTED SALE PERIOD. Purchaser understands that the Warrant has not been, and will not be, registered under the Securities Act or any state securities law ("Blue Sky"), by reason of a specific exemption from the registration provisions of the Securities Act and the applicable Blue Sky laws, which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Such Purchaser understands that, as such, the Warrant and the Common Shares issued upon exercise of the Warrant are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Warrant and Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

      4.  REGISTRATION.

      4.1. SHELF REGISTRATION. The Company shall use its commercially reasonable efforts to file a registration statement on a Form S-3 or other available form with the Commission, within ninety (90) days after the Closing Date, to effect a registration covering the Common Shares issuable upon the exercise of the Warrant and any related qualification or compliance under applicable state securities or Blue Sky laws with respect to the Common Shares issuable pursuant to exercise of the Warrant, which shall be a resale "shelf" offering pursuant to Rule 415 under the Securities Act; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4.1, if the Company furnishes to the Purchaser a certificate signed by the Chief Financial Officer of the Company stating, that in the good faith judgment of the Company, such registration and sale would: (x) require disclosure of a previously undisclosed material development involving the Company which disclosure would have a material adverse effect on the Company or its prospects; or (y) materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company then under consideration. In such event(s) the Company shall have the right to defer the filing of such registration statement not more than twice in any twelve (12) month period for a period of not more than sixty (60) days. If and so long as the Common Shares are listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, then the Company will, at its expense, pay promptly and maintain the approval for listing on each such exchange or inter-dealer quotation system upon official notice of issuance, of the Common Shares issuable upon exercise of the then outstanding Warrant and maintain the listing of such shares after their issuance.

      4.2. REGISTRATION PROCEDURES In connection with registration of Company securities under this Section 4, Company will, as expeditiously as possible:

           (a) prepare and file with the Commission the applicable Registration Statement with respect to such securities (in the case of the "shelf" Registration Statement, in accordance with the time periods set forth in Section 4.1) and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective until the earlier of (x) disposition of such securities by the holders thereof or (y) such time as all such securities may be sold freely under Rule 144(k) promulgated under the Securities Act;

           (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of (x) such time as all of such securities have been disposed of or
(y) such time as all such securities may be sold freely under Rule 144(k) promulgated under the Securities Act;

           (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

           (d) use its commercially reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

           (e) furnish, at the request of any holder, on the date that such shares of Warrant Stock are delivered to the underwriters (if any) for sale pursuant to such registration, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters shall reasonably request;

           (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities; and

           (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

      4.3. EXPENSES. All expenses incurred in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 4.2(d), shall be paid by Company, except that Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for the selling security holders or for any underwriter in respect of the securities sold by such holder of Warrant Stock.

      4.4.  INDEMNIFICATION AND CONTRIBUTION.

           (a) In the event of any registration of any of the Warrant Stock under the Securities Act pursuant to this Section 4, Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Warrant Stock and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

           (b) Each holder of any Warrant Stock, by acceptance thereof, agrees, severally and not jointly, to indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such holder of such Warrant Stock specifically for use in and contained in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, but in an amount not to exceed the net proceeds received by such holder in the offering.

           (c) If the indemnification provided for in this Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Warrant Stock hereunder shall not exceed the net proceeds received by it in the offering.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      4.5. TERMINATION OF RESTRICTIONS. Any restrictions imposed upon the transferability of the Warrant Stock and the legend requirements of Section 4.6 shall terminate as to any particular share of Warrant Stock (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto or (ii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the transfer restrictions shall terminate as to any share of Warrant Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company's expense, a new certificate representing such Common Shares not bearing the restrictive legend set forth in Section 4.6.

      4.6. LEGENDS. It is understood that the Warrant, and any securities issued in respect thereof or exchange therefor prior to the effective date of any registration statement filed pursuant to Section 4, may bear one or all of the following legends:

           (a) THIS WARRANT AND COMMON SHARES ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO

                OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

           (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

      5. ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

      6. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless Purchaser and each holder of the Warrants and any Common Shares issued pursuant to the Warrants from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorney's fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Purchaser or any holder of the Warrants and any Common Shares issued pursuant to the Warrants in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by the Company contained herein or in any certificate or document delivered pursuant hereto.

           (b) Purchaser agrees to indemnify and hold harmless Company from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorney's fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Company in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by Purchaser contained herein or in any certificate or document delivered pursuant hereto.

      7.  MISCELLANEOUS.

      7.1. TERM. This Agreement shall remain in full force and effect until the Warrants have expired by their terms and the Purchaser or any holder of the Warrants no longer holds any shares of Warrant Stock.

      7.2. SURVIVAL. The representations and warranties of the Company in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

      7.3. TRANSFER, SUCCESSORS AND ASSIGNS. The transfer of the Warrant is subject to the conditions to transfer set forth therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties and all Warrant Transferees (as defined herein). Any assignee or transferee of all or any part of the Warrant ("WARRANT TRANSFEREE") shall be deemed a party to this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, their respective successors and assigns or any Warrant Transferees, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. All references herein to Purchaser shall be deemed to include all subsequent Warrant Transferees.

      7.4. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Maryland.

      7.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      7.6. TITLES AND SUBTITLES; HEADINGS. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement, or any of the terms and provisions hereof.

      7.7. NOTICES. All notices and other communications hereunder and under the Warrant shall be in writing and shall be deemed given if delivered personally or by a recognized commercial overnight delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i)  if to the Purchaser, to: Industrial Ventures, L.P.
                                        c/o General Electric Capital Real Estate
                                        292 Long Ridge Road
                                        Stamford, Connecticut 06927

                                        Attention: Legal Operations
                                        Reference: Project Hub
                                        Telephone No.: 203-357-4725
                                        Facsimile No.:   203-357-6768

          (ii)  if to the Company, to:  CABOT INDUSTRIAL TRUST
                                        Two Center Plaza, Suite 200
                                        Boston, Massachusetts  02108
                                        Attention: Chief Financial Officer
                                        Telephone No: (617) 723-0900
                                        Facsimile No: (617) 723-8237

      7.8. LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS OF COMPANY. No obligations or liabilities of Company which may arise at any time under this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby or thereby shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Company's shareholders, trustees, officers, employees or agents solely as a result of their status, and solely in their capacities as, shareholders, trustees, officers, employees or agents, as the case may be, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. Nothing contained herein shall act to limit the liability of Company's trustees, officers, employees or agents to Company or limit the ability of any shareholder of Company to bring a derivative action on behalf of the Company against its trustees, officers, employees or agents.

      7.9. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      7.10. AMENDMENTS. Any term of this Agreement may be amended only with the written consent of the Company and the Purchaser.

      7.11. SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      7.12. ENTIRE AGREEMENT. This Agreement, the Warrant and the Joint Venture Agreement constitute the entire agreement between the parties hereto pertaining to the issuance of the Warrant.

      7.13. EXTENSION; WAIVER. At any time, the Purchaser and the Company may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

      IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first above written.

                              COMPANY:

                              CABOT INDUSTRIAL TRUST

                              By:/s/ Cabot Industrial Trust
                                ---------------------------

                                ---------------------------

                              PURCHASER:

                              INDUSTRIAL VENTURES, L.P.

                              By: MF FUNDING, INC., a Delaware corporation its general partner


                                  By:/s/ MF Funding, Inc.
                                     ---------------------------